Exhibit 10.1

AMENDMENT NO. 1 TO THE TERM CREDIT AGREEMENT

Dated as of June 7, 2005

AMENDMENT NO. 1 TO THE TERM CREDIT AGREEMENT (this “Amendment”) among SUNSTONE HOTEL PARTNERSHIP, LLC, a Delaware limited liability company (the “Borrower”), the financial institutions and other lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”), and CITICORP NORTH AMERICA, INC. (“CNAI”), as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1) The Borrower, Sunstone Hotel Investors, Inc., as parent guarantor, certain subsidiaries of the Borrower, as subsidiary guarantors, the Lenders, the Administrative Agent and certain other agents named therein have entered into a Term Credit Agreement dated as of October 26, 2004 (such Credit Agreement, as amended, supplemented or modified prior to the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) The Borrower and the Lenders have agreed to amend the Credit Agreement, but only on the terms and conditions hereinafter set forth.

(3) Accordingly, the Credit Agreement is hereby amended as follows:

SECTION 1. Amendment to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions set forth in Section 2 below, hereby amended as follows:

The definition of “Applicable Margin” contained in Section 1.01 thereof is amended by amending and restating such definition to read in its entirety as follows:

“‘Applicable Margin’ means 1.25% per annum for Base Rate Advances and 2.25% per annum for Eurodollar Rate Advances.”

SECTION 2. Conditions Precedent to Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received (a) counterparts of this Amendment executed by the Borrower and the Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that any such Lender has executed this Amendment; and (b) the consent attached hereto duly executed by each Guarantor under the Guaranty. This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

SECTION 3. Representations and Warranties of the Borrower. The Borrower represents and warrants that:

(a) The representations and warranties contained in each Loan Document are correct in all material respects on and as of the date of this Amendment, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a specific date, in which case, as of such specific date.

(b) No Default has occurred and is continuing on the date hereof.

SECTION 4 Reference to and Effect on the Credit Agreement and other Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement, as specifically amended by this Amendment, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 5. Costs and Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

SECTION 6 Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES IMMEDIATELY FOLLOW]

2

Section 8. Waiver of Jury Trial. EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE LOAN DOCUMENTS OR THE ACTIONS OF ANY AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SUNSTONE HOTEL PARTNERSHIP, LLC

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Executive Vice President

CITICORP NORTH AMERICA, INC.,
as Administrative Agent and a Lender

By:	/s/ David Bouton
Name:	David Bouton
Title:	Vice President

Lenders

BARCLAYS CAPITAL

By:	/s/ Lawrence Miller
Name:	Lawrence Miller
Title:	Director

BEAR STERNS CORPORATE LENDING INC.

By:	/s/ Victor Bulzacchelli
Name:	Victor Bulzacchelli
Title:	Vice President

CALYON, NEW YORK BRANCH

By:	/s/ Joseph A. Asciolla
Name:	Joseph A. Asciolla
Title:	Managing Director

By:	/s/ David Bowers
Name:	David Bowers
Title:	Director

GRAYSON & CO.

By:	Boston Management and Research,
as Investment Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

MERRILL LYNCH CAPITAL CORPORATION

By:	/s/ John C. Rowland
Name:	John C. Rowland
Title:	Vice President

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Eugene F. Martin
Name:	Eugene F. Martin
Title:	Vice President

UBS LOAN FINANCE LLC

By:	/s/ Wilfred V. Salat
Name:	Wilfred V. Salat
Title:	Director

By:	/s/ Jocelin Fernandes
Name:	Jocelin Fernandes
Title:	Associate Director

SENIOR DEBT PORTFOLIO
Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

CONSENT

                Dated as of June 7, 2005

Each of the undersigned, as a Guarantor under Article VII of the Term Credit Agreement referred to in the foregoing Amendment and/or, as applicable, as a Pledgor under the Security Agreement dated October 26, 2004 in favor of the Citicorp North America, Inc., as collateral agent for the Secured Parties referred to in such Credit Agreement (the “Security Agreement”), hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, (a) each Loan Document to which the undersigned is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects to the extent the undersigned is a party thereto, except that, on and after the effectiveness of such Amendment, each reference in each Loan Document to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment and (b) the Security Agreement and all of the Collateral as described therein do, and shall continue to, secure the payment of all of the Secured Obligations as defined therein.

SUNSTONE HOTEL INVESTORS, INC.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Executive Vice President

BUY EFFICIENT, L.L.C.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

ROCHESTER BEVFLOW, INC.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

ROCHESTER RIBM LESSEE, INC.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

RTS LESSEE, INC.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

SHP DT BEVFLOW, INC.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

SUNSTONE HOTEL TRS LESSEE, INC.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

SUNSTONE HOTELS, LLC

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

SUNSTONE NAPA MERLOT LESSEE, INC.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

SUNSTONE NAPA, L.L.C.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

SUNSTONE HOTELS ROCHESTER, L.L.C.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

SUNSTONE OUTPARCEL, L.L.C.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

SUNSTONE PLEDGECO, LLC

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

SUNSTONE ROCHESTER OUTPARCEL, L.L.C.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

SUNSTONE WINDY HILL, L.L.C.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

SUNSTONE WINDY HILLS LESSEE, INC.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

TTS FACILITIES, LLC

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

WB SUNSTONE-BOISE, INC.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

WB SUNSTONE-BOISE, LLC

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

WB SUNSTONE-HOLLYWOOD, INC.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

WB SUNSTONE-HOLLYWOOD, LLC

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

WB SUNSTONE-LAKE OSWEGO, INC.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

WB SUNSTONE-LAKE OSWEGO, LLC

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

WB SUNSTONE-PORTLAND, INC.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

WB SUNSTONE-PORTLAND, LLC

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

WB SUNSTONE-RIVERSIDE, INC.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

WB SUNSTONE-RIVERSIDE, LLC

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

WESTBROOK HOTEL CO-INVESTMENT PARTNERS IV, L.L.C.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

WESTBROOK HOTEL PARTNERS IV, L.L.C.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

WHP BEVFLOW, LLC

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

WHP TEXAS BEVERAGE-1, INC.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

WHP TEXAS BEVERAGE-2, INC.

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

SUNSTONE JAMBOREE, LLC

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President

SUNSTONE JAMBOREE LESSEE, LLC

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Vice President